UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

COMPEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-9407	41-0985318

(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

1811 Old Highway Eight, New Brighton, MN		55112-3493

(Address of principal executive offices)		(Zip Code)

(651) 631-0590

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 10, 2004, the Company published a press release, which is furnished but not filed as Exhibit 99.1 hereto, providing information regarding its results of operations for the year ended June 30, 2004.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits (furnished but not filed):

               Exhibit 99.1 Press Release Dated September 10, 2004

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPEX TECHNOLOGIES, INC.
By /s/ Dan Gladney
Dan Gladney, Chief Executive
Officer

Dated: September 10, 2004